UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 11, 2008

COLGATE-PALMOLIVE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-644-2	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Colgate-Palmolive Company today announced that, consistent with previously announced succession plans, Mr. Reuben Mark will retire as Chairman of the Board and a director of Colgate-Palmolive Company effective December 31, 2008, and that the Board of Directors has elected Mr. Ian M. Cook, currently Chief Executive Officer and President and a member of the Board of Directors, to the additional role of Chairman of the Board, effective January 1, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this document:

Exhibit Number	Description

99	Press release, dated December 11, 2008, issued by Colgate-Palmolive Company

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2008	COLGATE-PALMOLIVE COMPANY

By: /s Andrew D. Hendry
	Name:	Andrew D. Hendry
	Title:	Senior Vice President, General Counsel
and Secretary